Exhibit 10.38
SECOND AMENDMENT TO THE EXPORT PREPAYMENT FINANCE AGREEMENT
This Second Amendment (the “Amendment”) to the Agreement (as such term is defined below) dated as of December, 14th, 2010 is entered into by and between the following parties:
(i) Angélica Agroenergia Ltda., a company existing under the laws of Federative Republic of Brazil, with its registered offices at Estrada Continental, Km 15, S/Nº, Fazenda Takuarê, CEP 79.785-000, Angélica, MS, Brazil, enrolled with CNPJ under No. 07.903.169/0001-09 (the “Borrower”);
(ii) Adeco Agropecuária Brasil S.A., a company existing under the laws of Federative Republic of Brazil, with its registered offices at Rua Pará, Quadra 21, Lote 20, CEP 47850-000. Luis Eduardo Magalhães, Bahia, Brazil, enrolled with CNPJ under No. 07.035.004/0001-54 (“Adeco Agropecuãria”): Adeco Brasil Participações S.A., a company existing under the laws of Federative Republic of Brazil, with its registered offices at Rua Iguatemi, 192, 6° andar, Cj. 61, CEP 01451-010, São Paulo, SP, Brazil, enrolled with CNPJ under No. 07.835.579/0001-51 (“Adeco Participações”); and Usina Monte Alegre Ltda., successor of Adecoagro Comércio Exportação e Importação Ltda. through merger, a company existing under the laws of Federative Republic of Brazil, with its registered offices at Fazenda Monte Alegre, S/N°, Zona Rural, CEP 37115-000, Monte Belo, MG, Brazil, enrolled with CNPJ under No. 22.587.687/0001-46 (“Usina Monte Alegre” and together with Adeco Agropecuária, and Adeco Participações, the “Guarantors” or, individually, a “Guarantor”);
(iii) Banco Rabobank International Brasil S.A., a financial institution organized and existing under the laws of the Federative Republic of Brazil, with offices at Av. das Nações Unidas No. 12.995, 7° andar, São Paulo, SP, Brazil, in the capacity of Administrative Agent for the Banks (the “Administrative Agent”) and in the capacity of Collateral Agent for the Banks (the “Collateral Agent”);
(iv) Rabobank Curaçao N.V., a financial institution organized and existing under the laws of the Netherlands Antilles, with offices at Zeelandia Office Park, Kaya W.F.G. Mensing 14, Willemstad, Curacao, Netherlands Antilles, in the capacity of Paying Agent hereunder (the “Paying Agent”), in the capacity of Collection Account Agent for the Banks (the “Collection Account Agent”) and in the capacity of Lead Arranger (the “Lead Arranger”); and the banks listed on the signature pages hereof and each bank that becomes a “Bank” after the Execution Date pursuant to Section 11.1 of the Agreement (defined below) (individually, a “Bank” and, collectively, the “Banks”);
WHEREAS:
(A)	the Borrower, the Guarantors, the Agents, the Lead Arrangers and the Banks have entered into a US$ 50,000,000.00 (fifty million Dollars) Export Prepayment Finance Agreement dated as of July 13, 2007 (the “Agreement”); and

(B)	the Guarantor Adecoagro Comércio Exportação E Importação Ltda. which is the new name of Alfenas Café Ltda. a company organized under the laws of Federative Republic of Brazil, with its registered offices at the city of Belo Monte, State of Minas Gerais, Fazenda Monte Alegre, CEP 37130-000, enrolled with CNPJ under No. 01.893.896/0001-48 has been merger in July 31st of 2010 by Usina Monte Alegre Ltda., been the last one also a Guarantor.

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(C)	The Parties to the Agreement have agreed to amend certain Financial Covenants pursuant to Section V of the Agreement, effective the date hereof;
NOW, THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the premises set forth hereinabove, the parties hereto hereby agree as follows:
1. Capitalized terms used herein unless otherwise defined herein shall have the meanings assigned to them in the Agreement.
2. The clause of “Financial Covenants” contained in Section 5(n)(ii) of the Agreement is hereby amended as follows:
“(n) FINANCIAL COVENANTS.
(i) the Borrower shall, based on its fiscal year audited financial statements, in accordance with GAAP, ensure that, as of December 31 of each fiscal year:
(A) the Liquidity Ratio shall be equal to or greater than 1.0 from and after the fiscal year ended December 31, 2008; and
(B) the Debt Service Coverage Ratio shall be equal to or greater than (a) 1.0 from and after the fiscal year ended December 31, 2008, (b) 0,65 for the fiscal year ended December 31, 2010, and (c) 1.0 from and after the fiscal year ended December 31, 2011, it being understood that the financial covenants for the fiscal year ended December 31, 2010 will be measured in accordance with GAAP, Generally Accepted Accounting Principles adopted in Brazil (“BR_GAAP”) rules in force on December 31, 2009.
(ii) the Group shall, based on its members combined fiscal year audited financial statements, in accordance with GAAP, ensure that, as of December 31 of each fiscal year:
(A)	the Liquidity Ratio shall be equal to or greater than: (w) 1.2 from 2007 to 2009; (x) 0.65 in 2010; (y) 1.00 in 2011; and (z) 1.2 from and after the fiscal year ended December 31, 2012;

(B)	the Net Bank Debt/EBITDA Ratio shall be less than or equal to: (w) 5.0 from 2007 to 2008; (x) 3.0 in 2009; (x) 5.5 in 2010; and (y) 3.0 from and after the fiscal year ended December 31, 2011; and

(C)	the Interest Coverage Ratio shall be equal to or greater than: (x) 3.0 from 2007 to 2009; (w) 2.0 from 2010 to 2011; and (y) 4.0 from and after the fiscal year ended December 31, 2012, it being understood that the financial covenants for the fiscal year ended December 31, 2010 will be measured in accordance with GAAP rules in force on December 31, 2009.”
3. Upon the effectiveness of this Amendment (a) this Amendment shall be deemed to be an amendment to the Agreement, and the Agreement, as amended hereby, is hereby ratified, and

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confirmed in each and every respect, (b) all references to the Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Agreement as amended hereby, and (c) this Amendment shall be deemed to be an integral part of the Agreement and shall also be considered a Credit Document.
4. Except as otherwise expressly provided in this Amendment, all of the terms, conditions and obligations contained in the Credit Documents are hereby ratified by the parties hereto and shall remain in full force and effect, and references in the Credit Documents to other provisions thereof that have been amended hereby shall be considered references to such provisions as so amended.
5. The Administrative Agent may request that the Borrower arranges (at the Borrower’s sole cost and expense and within the period so informed by the Administrative Agent) for the translation of this Amendment into Portuguese by a Brazilian sworn translator and its registry with the competent Brazilian registries, including those where each of the Credit Documents were previously registered. Evidence of each such registry of this Amendment as set forth in this item 5 shall be promptly delivered to the Administrative Agent.
6. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without giving effect to its conflicts of law principles that would lead to the application of the laws of another jurisdiction. The parties agree that the provisions of Section 11.1 of the Agreement shall apply to this Amendment including, without limitation, the submission to the jurisdiction of the state courts sitting in the City of New York, New York, USA, of the United States District Court for the Southern District of New York or of the courts located in the City of São Paulo, State of São Paulo (Brazil).
7. This Amendment may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Amendment. This Amendment shall become effective as of the date indicated below.

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WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized representatives as of the date first above written.

ANGÉLICA AGROENERGIA LTDA.
as Borrower

By:	/s/ Leonardo R. Berridi Leonardo R. Berridi	By:	/s/ Renato José Urvaneja Renato José Urvaneja
	231.115.108-83		119.197.208/98

ADECO AGROPECUARIA BRASIL S.A.
as Guarantor

By:	/s/ Leonardo R. Berridi Leonardo R. Berridi	/s/ Renato José Urvaneja Renato José Urvaneja
	231.115.108-83	119.197.208/98

ADECO BRASIL PARTICIPAÇÕES S.A.
as Guarantor

By:	/s/ Leonardo R. Berridi Leonardo R. Berridi	/s/ Renato José Urvaneja Renato José Urvaneja
	231.115.108-83	119.197.208/98

USINA MONTE ALEGRE Ltda.
as Guarantor

By:	/s/ Leonardo R. Berridi Leonardo R. Berridi	/s/ Renato José Urvaneja Renato José Urvaneja
	231.115.108-83	119.197.208/98

BANCO RABOBANK INTERNATIONAL BRASIL S.A.
as Administrative Agent and Collateral Agent

By:	/s/ Marcia Regina Miné Bon Marcia Regina Miné Bon	By:	/s/ Alessandra Petra Hazl Alessandra Petra Hazl
	CPF: 054.713.658 - 79		OAB/SP 182.098
RG 10.999.751- 7

RABOBANK CURAÇAO N.V.
as Paying Agent, Collection Account Agent and Lead Arranger

By:	/s/ Marcia Regina Miné Bon Marcia Regina Miné Bon	By:	/s/ Alessandra Petra Hazl Alessandra Petra Hazl
	CPF: 054.713.658 - 79		OAB/SP 182.098
RG 10.999.751- 7

Witnesses:

Name:	Name:
I.D.	I.D.

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BANKS

RABOBANK CURACAO N.V.

By:	/s/ Marcia Regina Miné Bon Marcia Regina Miné Bon	By:	/s/ Alessandra Petra Hazl Alessandra Petra Hazl
	CPF: 054.713.658 - 79		OAB/SP 182.098
RG 10.999.751- 7

Address:
Zeelandia Office Park, Kaya W.F.G. Mensing 14
Willemstad, Curaçao, Netherlands Antilles
c/o Banco Rabobank International Brasil S.A.
Telephone Number: 55 11 5503 7048
Fax Number: 55 11 5503 7006
Attn: Operations

ROYAL BANK OF SCOTLAND N.V.

By:	By:

Address: Gustav Mahlerlaan 10. 1082 PP Amsterdam, The Netherlands
Telephone Number: +31 20 3 433267
Fax: no +31 20 6 281286
Email: loan.servicing.gfe.desk@nl.abnamro.com

BIE — BANK & TRUST LTD.

By:	By:

Address:
Second Floor, Albert Panton Street
P.O. Box 501, George Town
Grand Cayman,
The Cayman Islands — BWI
Communications to:
Banco Itaú Europa
Rua Tierno Galvan Torre 3, 11th
1099-048 Lisbon — Portugal
Attention: Directors
Telephone: +351 21 381 1097
Telecopier: +351 21 388 7256

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UNIBANCO — UNIÃO DE BANCOS BRASILEIROS S.A., GRAND CAYMAN BRANCH

By:	By:

Address: Bank of Nova Scotia BLDG. — 3rd floor, PO Box 1334, George Town, Grand Cayman,
Cayman Islands, BW1
Telephone Number: 55 11 3503 2971
Fax n°: 55 11 3503 4026
SWIFT: UBBR KY KY
Attn: Luis Antonio Lavrador, Francisco Leme
Email: luis.lavrador@unibanco.com.br, Francisco.leme@unibanco.com.br
BANCO BRADESCO S. A. — GRAND CAYMAN BRANCH

By:	/s/ Maisa de Oliveira B-164 Maisa de Oliveira	By:	/s/ Mauro Lopes B-221 Mauro Lopes
Address: Ansbacher House 3rd floor — 20 Genesis Close — PO Box 1818 GT — Grand Cayman,
Cayman Islands
Telephone Number: 1 345 945 1200
Fax n°: 1 345 945 1430
Attn: Roberto Medeiros
Email: 4946.roberto@bradesco.com.br
HSBC BANK BRASIL S.A. — BANCO MÚLTIPLO, GRAND CAYMAN BRANCH

By:	/s/ Ricardo Archanjo Ricardo Archanjo	By:	/s/ Marisa C. T. Oliveira Marisa C. T. Oliveira
	Matr. 0040807		Matr. 0016661
Address: Strathvale House, 2nd floor, North Church Street, Grand Cayman, Cayman Islands
Telephone Number: 55 11 3646 3840
Fax n°: 55 11 3847 5869
Attn: Marco Sanches
Email: marco.a.sanches@hsbc.com.br

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